UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2024, Safehold GL Holdings LLC (the “Issuer”), a Delaware limited liability company and subsidiary of Safehold Inc. (the “Guarantor” or the “Company”), completed an underwritten public offering of $400,000,000 aggregate principal amount of its 5.650% Senior Notes due 2035 (the “Notes”).

The Notes are fully and unconditionally guaranteed by the Guarantor (the “Guarantee”). The terms of the Notes are governed by an indenture, dated as of May 7, 2021 (the “Base Indenture”), by and among the Issuer (then known as Safehold Operating Partnership LP), Safehold Inc. and U.S. Bank National Association, as trustee, as supplemented by a third supplemental indenture, dated as of March 31, 2023 (the “Third Supplemental Indenture), by and among the Issuer, the Guarantor (then known as iStar Inc., as successor in interest to Safehold Inc.) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as further supplemented by a fifth supplemental indenture, dated as of November 14, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture and Third Supplemental Indenture, the “Indenture”), by and among the Issuer, the Guarantor and the Trustee. The Indenture contains various restrictive covenants, including requirements to maintain a certain percentage of total unencumbered assets by the Issuer and limit the Issuer, the Company and their subsidiaries’ ability to incur secured indebtedness. The Base Indenture and Third Supplemental Indenture were included as Exhibit 4.2 and Exhibit 4.5, respectively, to the Guarantor’s 8-K filed on April 4, 2023, and are incorporated herein by reference. A copy of the Fifth Supplemental Indenture, including the form of Notes and the Guarantee, the terms of which are incorporated herein by reference, is attached as Exhibit 4.1 to this Current Report on Form 8-K.

The purchase price paid by the underwriters for the Notes was 98.162% of the principal amount thereof. The Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the collateral securing the same) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all preferred equity not owned by the Issuer, if any, in its subsidiaries and of any entity the Issuer accounts for using the equity method of accounting. The Notes bear interest at 5.650% per annum. Interest is payable on January 15 and July 15 of each year, beginning July 15, 2025, until the maturity date of January 15, 2035.

The Issuer may redeem the Notes in whole at any time or in part from time to time, at the Issuer’s option and sole discretion, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; and

•	a make-whole premium calculated in accordance with the Indenture,

plus, in each case, accrued and unpaid interest thereon to, but not including, the applicable redemption date.

Notwithstanding the foregoing, on or after October 15, 2034 (three months prior to the maturity date of the Notes), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest under the Notes;

•	default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable;

•	failure by the Issuer or the Guarantor to comply with any of the Issuer’s or the Guarantor’s respective other agreements in the Notes, the Guarantee or the Indenture with respect to the Notes upon receipt by the Issuer of notice of such default by the Trustee or by holders of not less than 25% in principal amount of the Notes then outstanding and our failure to cure (or obtain a waiver of) such default within 90 days after it receives such notice;

•	failure to pay any debt (other than non-recourse debt) for monies borrowed by the Issuer, the Guarantor or any of their respective Significant Subsidiaries (as defined in the Indenture) in an outstanding principal amount in excess of the payment “cross-default” in the Issuer’s primary credit facility at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt) is, or has become, the primary obligation of the Issuer or the Guarantor and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee from holders of at least 25% in principal amount of the outstanding Notes);

•	the Guarantee of the Notes ceases to be in full force and effect or is declared null and void in a judicial proceeding or the Guarantor denies or disaffirms its obligations under the indenture or its Guarantee;

•	certain vents in bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or Trustee of the Issuer, Guarantor, or any Significant Subsidiary or all or substantially all of their respective property;

The descriptions of the Indenture and the Fourth Supplemental Indenture in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Indenture and the Fourth Supplemental Indenture, respectively.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2024, the Company issued a press release, on behalf of the Issuer, announcing the pricing of the Notes, which priced at 98.812%. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), unless it is specifically incorporated by reference therein.

Item 8.01.	Other Events.

On November 12, 2024, the Company and the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc. with respect to offering of the Notes, which will be fully and unconditionally guaranteed by the Company. The closing of the sale of the Notes occurred on November 14, 2024. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2023 (Registration Nos. 333-271113 and 333-271113-01), a base prospectus, dated April 4, 2023, and a prospectus supplement, dated November 12, 2024, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Issuer intends to use the net proceeds from the offering for general corporate purposes, which may include repaying borrowings under its unsecured revolving credit facility, making additional investments in ground leases, and providing for working capital and funding obligations under existing commitments.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including Exhibit 99.1 hereto, contain forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “seek,” “approximately,” “pro forma,” “contemplate,” “aim,” “continue,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. For a further discussion of the factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the reports and other filings by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the other information set forth in the Company’s other filings under the Exchange Act. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 12, 2024, among Safehold Inc., Safehold GL Holdings LLC and J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, and Truist Securities, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Fifth Supplemental Indenture, dated as of November 14, 2024, among Safehold GL Holdings LLC, as issuer, Safehold Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of the Notes and the Guarantee.

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 5.2	Opinion of Venable LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Venable LLP (included in Exhibit 5.2).

Exhibit 99.1	Press Release

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date:	November 14, 2024	By:	/s/ Brett Asnas
Brett Asnas
Chief Financial Officer